UIL Holdings Corporation
Wall Street Utility Group
May 17, 2007
James Torgerson - President and Chief Executive Officer
Richard Nicholas - Executive VP and Chief Financial Officer
EXHIBIT 99.1

For more information, contact:
Susan Allen - V.P. IR, 203.499.2409, Susan.Allen@uinet.com
Michelle Hanson - Mgr. IR, 203.499.2481, Michelle.Hanson@uinet.com
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future.
Such forward-looking statements are based on the Corporation’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries. The foregoing and other factors are discussed and should be reviewed in the Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Safe Harbor Provision

➢ UIL Holdings Corporation

➢ Capital Expenditure Plan

➢ Financial Plan and Earnings Guidance

Today’s Topics

Hamden
Ansonia
Derby
Woodbridge
North Haven
Shelton
Easton
Trumbull
New Haven
North Branford
Orange
East Haven
Milford
West Haven
Fairfield
Bridgeport
Stratford

➢ 335 square miles in southwestern Connecticut

➢ 320,000 customers

➢ % of revenue:  46% residential, 41% commercial, 11%
      industrial and 2% other

Service Territory

➢ Distribution rate case decision through 2009

❑

Allowed ROE 9.75%
❑

Capital structure - 48% equity, 52% debt
❑

Sales forecast 1% growth per year
➢ Transmission

❑

Approved Middletown/Norwalk project - $240-$270 million commitment
❑

Transmission tracker
❑

Approved 50% of Middletown/Norwalk CWIP in rate base
❑

Additional FERC incentives
➢ 10-year Capital expenditure plan

➢ Financial flexibility - total 2006 proceeds from non-utility divestitures, $143 million

➢ Labor stability - collective bargaining agreement through 2011

Highlights

➢ UIL Holdings Corporation

➢ Capital Expenditure Plan

➢ Financial Plan and Earnings Guidance

Today’s Topics

Distribution Capacity
Reliability Projects in 3 Categories:
Aging Infrastructure
Standards Compliance
Exhausted Distribution solutions
❑

Distribution load transfers
❑

Existing substation expansion
Majority of assets exceeding useful
lives
North American Electric Reliability
Council standards
Transmission Planning

Reliability Projects Overview
➢ Distribution Capacity Projects:

❑

Multiple substations
➢ Aging Infrastructure:

❑

Substation rebuilds
❑

Line/Cable replacements
❑

Component replacement program
➢ Standards Compliance

❑

Fault/duty solutions
❑

Bulk Power System compliance
❑

Cable upgrades

Location of the Need
Region-wide
State-wide
UI Territory
Low
Med
High

Availability of
Substitute Solutions
   e.g. Generation
solutions
        UI Territory                       State-wide    Region-wide
                        Location of the Solution
   Local
Projects
$420M
M-N
$240-$270M
Transmission Investment Opportunities

Peak Load Forecast: UI Substation Load In 2012 vs. 2006 Rating

- 90/10 Weather
- All Identified Loads
- w/o C&LM

Loads Before Identification of "Distribution Solutions"
Mix Ave '06 Rating: 69.3 MVA 2012 Load: 72.1 MVA
PDS '06 Rating: 69.3 MVA 2012 Load: 26.1 MVA
North Haven A&B '06 Rating: 48.0 MVA 2012 Load: 41.0 MVA
June Street '06 Rating: 48.0 MVA 2012 Load: 54.2 MVA
Ansonia A&B '06 Rating: 48.0 MVA 2012 Load: 53.8 MVA
Indian Well '06 Rating: 74.5 MVA 2012 Load: 90.5 MVA
Broadway '06 Rating: 57.3 MVA 2012 Load: 55.3 MVA
Sackett '06 Rating: 48.0 MVA 2012 Load: 53.6 MVA
Quinnipiac '06 Rating: 80.5 MVA 2012 Load: 77.3 MVA
Water Street '06 Rating: 82.6 MVA 2012 Load: 66.8 MVA
Mill River I '06 Rating: 59.4 MVA 2012 Load: 55.0 MVA
Mill River II '06 Rating: 59.4 MVA 2012 Load: 48.5 MVA
Elmwest '06 Rating: 95.0 MVA 2012 Load: 75.2 MVA
Trap Falls '06 Rating: 76.8 MVA 2012 Load: 125.6 MVA
East Shore '06 Rating: 48.0 MVA 2012 Load: 49.4 MVA
Trumbull '06 Rating: 59.8 MVA 2012 Load: 6.4 MVA
Allings Crossing '06 Rating: 59.8 MVA 2012 Load: 61.5 MVA
Old Town A&B '06 Rating: 85.4 MVA 2012 Load: 97.8 MVA
Barnum '06 Rating: 48.0 MVA 2012 Load: 61.3 MVA
Hawthorne '06 Rating: 96.0 MVA 2012 Load: 84.0 MVA
Woodmont '06 Rating: 73.5 MVA 2012 Load: 86.3 MVA
Congress I '06 Rating: 96.0 MVA 2012 Load: 93.8 MVA
Congress II '06 Rating: 96.0 MVA 2012 Load: 42.1 MVA
Milvon A&B '06 Rating: 95.3 MVA 2012 Load: 78.8 MVA
Ash Creek '06 Rating: 85.2 MVA 2012 Load: 100.6 MVA
Baird A&B '06 Rating: 78.5 MVA 2012 Load: 58.3 MVA
Pequonnock '06 Rating: 95.0 MVA 2012 Load: 35.1 MVA
Substation % of Rated Capacity in 2012
0 - 85 %
85 - 95%
95 – 100 %
100 % +

UI

2012
   Distribution Capacity
Impact of Load Growth

No. of Substations
0
1
2
3
4
5
6
5
10
15
20
25
30
35
40
45
50
55
Age, Years

UIL

Overview of an Aging System:
➢ Majority of current assets installed in the 1960’s and
    1970’s

➢ Common useful lives: 35 to 50+ years

❑

At end of life, risk of failure increases
❑

Reliability diminishes
Under 30 years  19%
Over 30 years   81%
For Example:  Substations
Aging Infrastructure

➢ North American Electric Reliability Council/Northeast Power Coordinating
    Council/ISO-NE Reliability Standards:

❑

Thermal
•

Standards intended to ensure that equipment and components remain within acceptable operating limits
❑

Voltage
•

Standards intended to keep system voltage within acceptable limits
❑

Short Circuit
•

Standards designed to prevent equipment from failing
❑

Bulk Power System Protection Criteria
➢ Prioritization Criteria:

❑

Likely time-frame for development of condition creating violation
❑

The identified early-phase projects address concerns in all four areas above
Standards Compliance

11%
21%
17%
25%
26%
Capacity
Aging
Standards Compliance
M/N
Other

NORTH HAVEN
GLEN LAKE
MIX
SACKETT
PEASE RD JCT
JUNE
ANSONIA
DERBY JCT
TOTOKET JCT
MILL RIVER
WEST RIVER
EAST SHORE
BRANFORD RR
ELMWEST
NH HARBOR
ALLINGS
CROSSING
TRAP FALLS
WEST
DEVON
WOODMONT
TRUMBULL
OLDTOWN
HAWTHORNE
DEVON TIE
BARNUM
BAIRD
PEQUONNOCK
SINGER
ASH CREEK

?
UI Transmission Project Locations

CAGR 27%
Millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2006
2007
2008
2009
2010
2011
2012
Year

$866 million in projects (2007-2016)
➢ Long-term Transmission planning done

➢ Reliability-driven projects

❑

3 Clear Categories
➢ UI Control /  UI Territory

➢ Demonstrated performance on Middletown to Norwalk

➢ 27% CAGR in Transmission average rate base through 2012

Transmission Plan

17%
27%
5%
12%
39%
Capacity
Infrast. Repl.
Customer
Other Infrastructure
Support Systems

$888 million in projects (2007-2016)
Key Strategies
➢ Proactive assessment of asset life cycle

➢ Forecast peak future demand. Maintain capacity
      margins at substation, feeder and transformer levels

➢ Connect customers safely, reliably, on demand

➢ Extend engineering and construction capability
      through strategic partnerships and enhanced
      recruitment

Distribution Overview / Strategy

2006	2007	2008	2009	2010	2011	2012	2013-2016	Total 2007 - 2016
Distribution	**$56**	**$76**	**$85**	**$95**	**$107**	**$110**	**$100**	**$315**	**$888**
Transmission									
Middletown/Norwalk	$25	$172	$50	$8					$230
Transmission - Other	$6	$10	$7	$18	$71	$96	$71	$363	$636
Total Transmission	**$31**	**$182**	**$57**	**$26**	**$71**	**$96**	**$71**	**$363**	**$866**
Total Capital Expenditures	**$87**	**$258**	**$142**	**$121**	**$178**	**$206**	**$171**	**$678**	**$1,754**

$1.75B Capital Expenditure Program
2007 - 2016

$1,000
$800
$600
$400
$200
$0
$M
$112
$243
$399
$56
$155
$223
$426
$132
$221
$195
$452
$70
$306
$165
$484
$387
$129
$515
$422
$90
$600
$473
$49
$653
2006
2007
2008
2009
2010
2011
2012
Year
Distribution
CTA
Transmission
Potential Additional 50% CWIP - M/N

UIL

Total         $754       $860       $1,000     $1,025    $1,031    $1,112    $1,175         CAGR 8%
Transmission
CAGR 27%
Distribution
CAGR 9%
Average Rate Base 2006 - 2012
Distribution, Transmission & CTA

UI to Own, Construct & Operate 345kV Singer Substation and 5.9 Miles of 345kV
3 Miles of 345kV OH
2 Miles of 345kV OH
Middletown
Scovill Rock S/S
Beseck S/S
33 Miles of 345kV OH
7 Miles of 345kV OH
Singer S/S
East Devon S/S
Norwalk S/S
8 Miles of - 345kV
15 Miles of - 345kV
Norwalk

Construction underway – UI's portion 20% complete

UIL

➢ Cap Ex: $240 - $270M

➢ In service in 2009

➢ All underground

➢ Largest 345-kV Gas Insulated Switchgear
      substation in North America

➢ Rate base growth: $265 - $295M

➢ 50% CWIP

➢ Applied for additional FERC incentives

Experience & Demonstrated Capabilities
Middletown to Norwalk Transmission Project

SINGER SUBSTATION
Largest GIS Substation in North America
345-kV UNDERGROUND CABLE
XLPE Cable
SYSTEM ENHANCEMENTS
Replace Surge Arresters and Ground Grids
Middletown to Norwalk
Project At-A-Glance

Singer
Substation

Aerial View Singer Substation, Bridgeport CT

Horizontal directional drilling
Project Process

Singer Substation install of pre-cast wall panels
Installing the Duct Bank
25 of 36 chambers have been installed
Project Process

GIS Equipment
Delivery
Transformer
Deliveries
345-kV Cable
Deliveries
Shunt Reactor
Deliveries
345-kV Civil
Construction
Complete

July      August      September     October     November      December
Middletown to Norwalk 2007 Look-Ahead

➢ UI’s view

❑

Electricity prices are too high
❑

Fully support the development of a comprehensive energy plan that will include consideration of the three basic resource elements necessary for reasonably priced, reliable electric service:
•

Conservation and load management, generation and transmission
❑

Bills represent solutions which recognize CT must intervene in the wholesale electric market by encouraging the building of new generation facilities
•

Facilities of the right type, in the right place, with the right fuel
❑

UI supports
•

Increased funding for conservation at a minimum - 3 mills/kWh should be available
•

Need for long-term contracts
•

Negotiating directly with generators
•

Building of rate base generation
❑

Hurdles must be overcome to build new generation
•

Financing and siting
•

Non-utility generation can play an important role in the electric supply of CT
❑

Legislative session ends June 6
Potential CT Legislation

➢

UIL Holdings Corporation

➢

Capital Expenditure Plan

➢ Financial Plan and Earnings Guidance

Today’s Topics

➢ Consolidated cash on hand at UIL on 3/31/07, $41 million

❑

Primarily proceeds from non-utility divestitures
❑

Used to infuse equity into UI
➢ Filed a 3-year financing plan with the DPUC

❑

Issue up to $375 million of debt securities
•

Refinance maturing debt - $225 million
•

Capital expenditure and other general corporate purposes - $150 million
➢ No equity issuance planned to support Capital expenditure program through 2010

Financing Plan

2006		1Q '07
The United Illuminating Company	$2.12	*	$0.22
UIL Corporate Expenses	(0.15)		0.00
Subtotal	**$1.97**	*	**$0.22**
Divested Minority Ownership Interests in Continuing Operations			
Cross-Sound Cable	0.44		0.00
Bridgeport Energy	(0.01)		0.00
Subtotal	**$0.43**		**$0.00**
Total Continuing Operations	**$2.40**	*	**$0.22**
Discontinued Operations			
Xcelecom	(5.06)		0.00
Total UIL Holdings	**($2.66)**	*	**$0.22**

UIL

* Includes impact of IRS private letter ruling, $0.27 per share
Full Year 2006 & 1Q 2007 Financial Results
(EPS)

➢ Filed request for additional FERC incentives for M/N project on March 23, 2007

❑

Increase of CWIP in rate base to 100%
❑

Additional ROE incentives - 50 basis points
➢ Manage to Distribution allowed ROE of 9.75% in 2007 and maintain allowed capital structure of 48% equity, 52% debt

➢ Estimating an overall weighted average Transmission ROE of 11.8% in 2007, excluding additional FERC incentives
Other Financial

2006 Actual	1Q '07 Actual	2007 EPS	2007-2009 CAGR (1)
The United Illuminating Company	$2.12 *	$0.22	$1.85 - $2.05	
UIL Corporate	(0.15)	0.00	(0.10) - (0.05)	
Total Continuing Operations	**$1.97 ***	**$0.22**	**$1.75 - $1.95 ****	**5% - 8%**

(1) CAGR based on actual 2006 results, excluding the impact of IRS private letter ruling, $0.27 per share.
*  Includes impact of IRS private letter ruling, $0.27 per share
**  Earnings expectations are not intended to be additive
2007 Earnings Guidance & Beyond
as of May 4, 2007

Investment Highlights
➢

Completed strategic realignment
❑

Divested non-utility businesses to focus solely on regulated utility
•

Decreased earnings volatility
➢

Committed to long-term growth in regulated utility
❑

Execute Capital expenditure program and grow rate base to increase earnings
❑

Earn allowed ROEs
❑

10-year Capital expenditure study complete, will update annually
➢

Consistent dividend policy
❑

$1.73 per share paid for more than 12 consecutive years
❑

Quarterly dividend paid for more than 100 years, consistently

Questions